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                                                                       EXHIBIT 1
                                                                       ---------

                                   AGREEMENT

     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Concorde Career Colleges, Inc.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     Executed this July 6, 1998.

                                    /s/ Edward L. Cahill
                                    --------------------
                                    Edward L. Cahill

                                    /s/ David L. Warnock
                                    --------------------
                                    David L. Warnock


                                    CAHILL, WARNOCK STRATEGIC PARTNERS FUND,
                                    L.P.

                                    By:  Cahill, Warnock Strategic Partners,
                                         L.P., its Sole General Partner

                                         By:  /s/ Edward L. Cahill
                                              --------------------
                                              Edward L. Cahill, General Partner


                                         By:  /s/ David L. Warnock
                                              --------------------
                                              David L. Warnock, General Partner


                                    CAHILL, WARNOCK STRATEGIC PARTNERS, L.P.


                                    By:  /s/ Edward L. Cahill
                                         --------------------
                                         Edward L. Cahill, General Partner


                                    By:  /s/ David L. Warnock
                                         --------------------
                                         David L. Warnock, General Partner

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                                    STRATEGIC ASSOCIATES, L.P.

                                    By:  Cahill, Warnock & Co., LLC, its sole
                                         General Partner


                                         By:  /s/ Edward L. Cahill
                                              --------------------
                                              Edward L. Cahill, Member


                                         By:  /s/ David L. Warnock
                                              --------------------
                                              David L. Warnock, Member


                                    CAHILL, WARNOCK & CO., LLC


                                    By:  /s/ Edward L. Cahill
                                         --------------------
                                         Edward L. Cahill, Member


                                    By:  /s/ David L. Warnock
                                         --------------------
                                         David L. Warnock, Member